North American Fleet, Lease
& Remarketing Operations
16800 Executive Plaza Dr.
Regent Court Bldg., 6N-1A
Dearborn, MI 48126

July 20, 2015

To: Mike Schmidt, Senior Vice President – Fleet Services
Avis Budget Car Rental, LLC

Subject: Avis Budget Car Rental 2016 Model Year Program Letter

This Avis Budget Car Rental, LLC 2016 Model Year Program Letter (the "Program Letter") will confirm the agreement reached between Avis Budget Car Rental, LLC ("ABCR"), its affiliates and all entities it controls and Ford Motor Company ("Ford"), (the "Parties"), regarding purchases by ABCR of Ford vehicles, which include any new and unused passenger cars, vans or trucks bearing the marks "Ford" or "Lincoln" as from time to time are offered for sale by Ford in the United States to Ford Dealers ("Ford Vehicles") for the 2016 Program Year. "Program Year" ("PY") is defined and outlined on Attachment VII “Volume Adjustments” and runs through June 30, 2016. The 2016 PY is comprised of 2015, 2016 and 2017 model year vehicles and includes all Ford Vehicles purchased by ABCR during the dates specified on Attachment VII “Volume Adjustments” unless both parties mutually agree to conclude the PY sooner. Exceptions to the PY are summarized in Attachment VII "Volume Adjustments" attached hereto and incorporated herein. The Parties agree that each month during the PY, ABCR shall prepare and submit to Ford during the 3rd week of the month, an updated requested production plan by week and by month, outlining production for the entire PY - the most current plan through the 2015 CY is outlined on Attachment IX “Production Plan”.

Other than those items specifically identified in this Program Letter, all terms and conditions announced in related communications from Ford to ABCR, Ford's 2016 Model Daily Rental Repurchase Program and Ford's 2016 Model Daily Rental Long Term Risk Program, dated June 12, 2015 (the "Program Communications") control. Terms used in this letter that are defined in such Program Communications shall have the meaning set forth in the Program Communications unless a contrary definition is provided in this Program Letter in which case the definition in this Program Letter shall prevail. “Ford Dealer” is defined as an independent entity in the United States authorized by Ford to sell new Ford Vehicles under one or more dealer sales and service agreements.

The Parties hereto acknowledge and agree that this Program Letter, and the Program Communications relating to the acquisition by ABCR or its affiliates from Ford, and the repurchase by Ford, of Ford Vehicles, shall constitute a single contract among the Parties for all purposes, including in the event of a bankruptcy filing by any of the Parties.

This Program Letter and all of the enhancements apply to the 2016 Program Year as defined herein. The terms and conditions contained in this Program letter are offered to meet competitive offers and promote the selection of Ford and Lincoln products. This Program Letter contains the entire agreement between Ford and ABCR with respect to the subject matter hereof and supersedes any prior agreements and understanding, written or oral. This Program Letter may only be changed by writing signed and delivered by the duly authorized representatives of ABCR and Ford.

Like Kind Exchange Notification
Ford is hereby notified that (ABCR) and its subsidiaries, AESOP Leasing L.P. (“AESOP Leasing”), Avis Rent A Car System, LLC (“Avis”) and Budget Rent A Car System, Inc. (“Budget”), have engaged AESOP Exchange Corporation as a qualified intermediary (“QI”) for the purpose of facilitating a like kind exchange program under

Confidential	Page 2 of 6
16 ABCR / Ford Program

Section 1031 of the Internal Revenue Code of 1986, as amended. As such, ABCR, AESOP Leasing, Avis and Budget have assigned to AESOP Exchange Corporation, acting in its capacity as QI, all of their rights, but not their obligations, in any existing manufacturer purchase agreements they may have with Ford for the purchase of replacement Vehicles and/or the repurchase of relinquished Vehicles. This notification will apply to all future purchases of replacement Vehicles and/or the repurchases of relinquished Vehicles unless specifically excluded in writing.

Purchase Volume
During the 2016 Program Year, ABCR agrees to purchase for use in or in support of operations at ABCR locations a Minimum Annual Volume of [*REDACTED*] Ford Vehicles from the Ford Dealers of their choice in the United States ("Minimum Annual Volume") in the mix outlined on Attachment I “Program Volume” attached hereto and incorporated herein. ABCR agrees to order for production [*REDACTED*] of the [*REDACTED*] Ford Vehicles for production prior to December 11, 2015. In recognition of this volume commitment, Ford agrees to provide ABCR with enhancements to the announced risk, repurchase and GAV programs as set forth herein.

In consideration of the obligations undertaken by ABCR, Ford shall cooperate with Ford Dealers with whom ABCR negotiates the purchase of Ford Vehicles (consistent with the sales and service agreements between Ford and Ford Dealers) to make reasonable allocations of Ford Vehicles available for resale to ABCR. ABCR understands and agrees that production loss attributable to (a) shortage or curtailment of material, labor, transportation, or utility service; (b) any labor or production difficulty; (c) any governmental action; and/or (d) any cause beyond the reasonable control of Ford may affect vehicle volumes and may result in lower volume deliveries and/or delays in deliveries. In any such event(s), Ford shall notify ABCR in a timely fashion and, if applicable, shall provide ABCR with an estimate as to the times(s) of any delays in such deliveries.

Ford will use commercially reasonable efforts to achieve the mix outlined in Attachment Attachment I “Program Volume” attached hereto and incorporated herein, and ABCR recognizes that the mix could change and that any such changes to the mix shall be changes determined necessary by Ford to accommodate changes to the Ford Vehicle production plans. ABCR acknowledges and agrees that it is possible that future demand for Ford Vehicles for retail sales in the United States could be at levels that may limit the allocation of such Vehicles available to fleet buyers such as ABCR. In the event Ford is unable to deliver the Minimum Annual Volume and to the extent such shortfall/delay is not due to causes beyond Ford's reasonable control as set forth above, Ford agrees to work with ABCR to find a commercially reasonable solution.

Risk Program
ABCR agrees that of the [*REDACTED*] Ford Vehicles it purchases during the 2016 Acquisition Year, [*REDACTED*] shall be purchased as Ford Risk Vehicles, as outlined on Attachment I “Program Volume”. Vehicle mix and incentives are outlined on Attachment I “Program Volume” and on Attachment II & III "Risk Incentives” attached hereto and incorporated herein. Both Parties agree the 2017 MY planned Risk volumes are subject to incentive agreement. If the Parties are unable to agree on incentives, the vehicles will become subject to the GAV Program.

All Risk Vehicles must be ordered with Fleet Identification Number ("FIN") and option code 56K. Risk Vehicle incentive payments will be made monthly through the automated competitive allowance payment system. All Risk Vehicles [*REDACTED*] with the exception of any equipment changes or reconfigurations that affect the price.

The 2016 MY Risk Fiesta, Fusion, Escape, Explorer, MKC,MKX, MKZ vehicles ordered prior to July 1, 2015 will be paid through the 2015 PY automated competitive allowance payment system (this system uses a June 30 cutoff date for vehicles designated as early introduction vehicles). These Vehicles ordered prior to July 1, 2015 that are part of the 16 PY, are set forth on Attachment VII "Volume Adjustments" attached hereto and incorporated herein.

Guaranteed Auction Value ("GAV") Program Description
Ford and ABCR agree that the terms and conditions of the GAV Program shall be the same as the terms and conditions set forth in the 2015 Model Daily Rental Repurchase Program as amended by this Program Letter, except as follows:

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16 ABCR / Ford Program

a.    All references to "Repurchase" or "Repurchase Program" shall be deleted and replaced by "Guaranteed Auction Value," "GAV" or "Guaranteed Auction Value Program." The terms "Guaranteed Auction Value" and "GAV" shall have the same meaning and shall be used interchangeably.

b.    The GAV shall be equal to the Repurchase Settlement Amount as defined in the Repurchase Programs and will be paid to ABCR in two separate transactions: (1) the first payment will consist of Net Auction Proceeds and be paid by the Ford Sponsored Auction to ABCR as directed by ABCR; and (2) the second payment will consist of a GAV Supplement Amount ("GAVSA") to be paid by Ford on the Wednesday of the week following the sale of vehicles at the Ford Sponsored Auction. The GAVSA shall be determined by calculating the GAV, deducting net auction proceeds and adding the interest reimbursement amount set forth below.

c.    To reimburse ABCR for [*REDACTED*] held for sale at Ford Sponsored Auctions more than [*REDACTED*] from Acceptance Date, [*REDACTED*] will be included in the GAVSA as follows:

•	[*REDACTED*] [*REDACTED*]

•	[*REDACTED*] [*REDACTED*]

•	[*REDACTED*] [*REDACTED*]

d.	Title to GAV vehicles will remain in the name of ABCR until the auction sale date at which time ABCR will transfer title, or cause title to be transferred, to the purchasing dealer.

e.
On the [*REDACTED*] day after the Acceptance Date, vehicles not sold at a Ford Sponsored Auction will be repurchased by Ford and Ford will pay ABCR the Repurchase Settlement Amount set forth in the applicable Ford Repurchase Program for such model year. In addition to the Repurchase Settlement Amount, Ford will also [*REDACTED*] set forth herein.

f.	Notwithstanding anything to the contrary in the Program Communications, as of the date of this Program Letter, Ford shall be under no obligation to repurchase vehicles except as set forth herein.

g.	Except as specifically amended herein, all other terms and conditions in the 2015 Model Daily Rental Repurchase Program remain in effect.

GAV Program
ABCR agrees that of the [*REDACTED*] Ford Vehicles it purchases during the 2016 Program Year, [*REDACTED*] shall be subject to the Ford GAV Program, as outlined on Attachment I “Program Volume” attached hereto and incorporated herein.

As part of the ABCR GAV Program, Ford agrees to enhance the 2016 Model Repurchase Program with the following items described below. The ABCR Guaranteed Auction Value Program details are outlined on Attachment IV "GAV Program Detail” and Attachment V "GAV Depreciation Rates" attached hereto and incorporated herein.

•	[*REDACTED*]

•	ABCR GAV volume will be ordered as 100% Days-In-Service Program 56Z (less any Hawaii Vehicles 56G).

•
[*REDACTED*] 2015 MY GAV vehicles, MKT and Flex, ordered as part of the 2015 Program have defined depreciation rates, Non Return Allowance, and payments that may vary from 2015 models. These terms are outlined on Attachment V "GAV Depreciation Rate attached hereto and incorporated herein. [*REDACTED*] are set forth on Attachment VI [*REDACTED*] attached hereto and incorporated herein.

[*REDACTED*] Agreement
ABCR agrees that so long as it purchases Ford Vehicles that are subject to Ford's GAV Program and/or Ford's Repurchase Program, at Ford's request, ABCR will enter into [*REDACTED*] Agreement in which [*REDACTED*]. Each such agreement will provide that the parties will [*REDACTED*].

Confidential	Page 4 of 6
16 ABCR / Ford Program

Days-In Service Program – Order Code 56Z (Overall Description)

•
The 2016 Days-In-Service Program details are outlined on Attachment IV "GAV Program Detail" attached hereto and incorporated herein. Rates are outlined on Attachment V "GAV Depreciation Rates". As detailed in the 2016 Model Daily Rental Repurchase Program (page 3), the Ford Mustang continues to be the only Ford Vehicle that has a surcharge applied to the monthly depreciation rate based on the month of vehicle acceptance. Once vehicles are delivered, order code 56Z is not transferable to other programs.

•
As outlined on Attachment V "GAV Depreciation Rates" attached hereto and incorporated herein, [*REDACTED*] The [*REDACTED*] which can be claimed within [*REDACTED*]. If the [*REDACTED*] the vehicle will be [*REDACTED*] regardless of days-in-service.

[*REDACTED*]

•	[*REDACTED*]

•	[*REDACTED*]

•	[*REDACTED*] are set forth on Attachment VI [*REDACTED*] attached hereto and incorporated herein.

•	Any Ford vehicle tendered for sale/repurchase, and rejected for any reason, [*REDACTED*].

•	Vehicles must be ordered as GAV with order code 56 G or 56 Z.

•	[*REDACTED*] VINs must be submitted through Ford's fleet website after January 5, 2016.

•	[*REDACTED*] must be submitted prior to the vehicle exceeding the Maximum-Out-of-Service-Date (MOSD) +180 days.

•	[*REDACTED*] submitted prior to the 15th of the month will [*REDACTED*] at the end of the month; [*REDACTED*] submitted after the 15th of the month will [*REDACTED*] at the end of the next month.

•	[*REDACTED*] that are made in error can be reversed but will be charged [*REDACTED*] per annum interest from the claim date to the repayment date.

Post Acceptance Chargeback

•	If Ford accepts a returned Ford vehicle, the vehicle will not be subject to future chargeback for undetected issues except for oil sludge and title issues.

[*REDACTED*]
ABCR and Ford agree that the Minimum Volume represents a significant percentage of the ABCR vehicle rental fleet and that if [*REDACTED*]

Confidentiality
This Program Agreement, or any part of the contents hereof, and all records, statements and matters relating hereto including information obtained or provided, including information related to Ford’s vehicle cycle plans, future products and related activities, shall be treated as confidential and each of the parties shall take or cause to be taken the same degree of care in preventing disclosure of the Confidential Material as it does with its own confidential trade or business information, including ensuring that any employees, vendors or suppliers that obtain or have access to such Confidential Material also maintain the same level of confidentiality. Further, except as may otherwise be required by law or by subpoena or civil investigative demand, neither party shall provide the Confidential Material, or any part thereof, to any other person or legal entity, including vendors and suppliers, without the prior written consent of the other, which consent shall not be withheld unreasonably. In disclosing the Confidential Material to any person or legal entity, the disclosing party will impose on the receiving party the same degree of confidentially and care that the parties have undertaken in the first sentence of this Section or, in the case of Confidential Material supplied to any person or governmental agency pursuant to subpoena or civil investigative demand, requirement of the Securities and Exchange Commission or similar request, the disclosing party will seek an appropriate protective order or confidential treatment, and will use its best efforts to assure that the receiving party or entity returns all copies of all the Confidential Material that shall have been furnished to it, promptly after the receiving party or entity shall have completed its required analysis or review of such Confidential Material.

Confidential	Page 5 of 6
16 ABCR / Ford Program

Illegality of Agreement
If any provision of this Program Agreement is rendered invalid, illegal or unenforceable by enactment of a statute or a final decision by a court or governmental agency of competent jurisdiction, the validity, legality and enforceability of the remaining provisions shall in no way be affected or impaired.

Michigan Law
This Program Agreement shall in all respects be governed by and be construed in accordance with the laws of the State of Michigan without giving effect to the principles of conflicts of laws thereof. Any litigation regarding this Program Agreement shall be brought only in the United States District Court in Detroit, Michigan. The parties irrevocably and unconditionally waive any objection to the laying of venue of any such litigation in that Court, and agree not to plead or claim that such litigation has been brought in an inconvenient forum. Neither party shall be liable for any special, incidental, consequential or punitive damages caused by or arising out of any performance or non-performance of this Agreement.

Failure to Perform due to Strike, etc Excused
Other than as to payment obligations, if the failure of either party to fulfill its obligations within the time periods set forth in this Agreement, arise because of circumstances such as acts of God, acts of government, floods, fires, explosions, accidents, strikes or other labor disturbances, wars, civil insurrection, sabotage, nuclear or environmental disaster or other similar circumstances wholly outside the control of the defaulting Party (collectively, “Force Majeure Event”), then such failure shall be excused hereunder for the duration of such Force Majeure Event. In the event a Force Majeure Event continues for more than thirty calendar days, or a mutually-recognized significant reduction in air travel occurs, the parties will commence negotiations in an effort to agree on modifications to this Program Agreement permitting both parties to continue without substantial penalty.

Counterparts
This Program Agreement may be executed in counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument.

Waivers and Extensions
The parties to this Program Agreement may waive any right, breach or default which such party has the right to waive, provided that such waiver will not be effective against the waiving party unless it is in writing, signed by such party, and specifically refers to this Agreement. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision will be deemed a waiver of any preceding or succeeding breach thereof or of any other agreement or provision. No waiver or extension of time for performance of any obligations or acts will be deemed a waiver or extension of the time for performance of any other obligations or acts.

Recap of 2016 PY Attachments

Attachment I	Program Volume
Attachment II	Risk Program 2016 MY
Attachment III	Risk Program 2017 MY
Attachment IV	GAV Program Detail
Attachment V	GAV Rates
Attachment VI	[*REDACTED*]
Attachment VII	Volume Adjustments
Attachment VIII	Program Reconciliation
Attachment IX	Production Plan

Confidential	Page 6 of 6
16 ABCR / Ford Program

Notices
Any notice, consent, approval or other communication required or permitted hereunder shall be in writing, shall be transmitted given by registered or certified United States Mail or by express mail courier service, and shall be deemed given when deposited in the mail, postage prepaid and addressed as follows:

Ford Motor Company, Regent Court Building
16800 Executive Plaza Drive
Dearborn, MI 48126
Attention: Rental Manager, Rental, Lease and Remarketing Operations

Please concur by signing below signifying ABCR's acceptance of the 2015 Program Letter. By executing this Annual Program Letter ABCR certifies that Ford's Fleet Program [*REDACTED*].

Sincerely,
/s/ Susan Kizoff
Susan Kizoff, Rental Manager

Ford Motor Company Concurrence:
/s/ Kevin Koswick, Director	8/5/15
North America Fleet Lease Remarketing Operations	Date

Ford Motor Company Concurrence:
/s/ Mark LaNeve, VP Marketing Sales and Service	8-5-15
Mark LaNeve, VP Marketing Sales and Service	Date

Agreed:
Avis Budget Car Rental, LLC
/s/ Mike Schmidt	8/14/15
Mike Schmidt, Senior Vice President - Fleet Services	Date:

Confidential	Attachment I

Ford Motor Company / Avis Budget Car Rental
2016 PROGRAM YEAR
PROGRAM VOLUME

PROGRAM	RISK	TOTAL VOLUME by MY	TOTAL VOLUME by PY

Memo:
Ford	Ford	Ford	Ford	Cum Dec.
GAV	RISK	Total	Total	Delivery

Confidential	Attachment I

Fiesta		[*REDACTED*]
Focus
C-MAX
Fusion
Fusion 17MY	a/
Mustang Coupe
Mustang Conv
Taurus
Edge	a/
Flex 15MY
Flex	a/
Escape
Escape 17MY	a/
Explorer
Expedition
Fseries(F150-F250)	a/
Transit Wagon
MKZ
MKS
MKX
MKT 2015MY
MKT	a/
Navigator
Total

Memo:
2015 MY
2016 MY
2017 MY

a/ Preliminary mix subject to change based on pending information

Confidential	Attachment II

Ford Motor Company / Avis Budget Car Rental
2016 Program Year / 2016 MY Vehicles
Risk Program
Incentive Components
	Total	Series	Option	Rapid	Total	Off	FIMPS
16 Model Year Vehicles & Minimum Specs	Volume	Code	Code	Series	Incentive	Invoice	Payment

FORD CAR & TRUCK					[*REDACTED*]
		P4B		200A
[*REDACTED*]		P4E		200A

		P3F		200A
		P3K		200A

		POH	997	200A
		POK or POD	999	300A
13B

		P8T		200A
		P8C		400A

		P8U		200A
		P8F		400A

		K3K		300A
		K4K		300A

Confidential	Attachment II

[*REDACTED*]					[*REDACTED*]
		K5D, K6D		300A

		UOG	997	200A
		U9G	999	200A
		U0J	999	300A
		U9J	999	300A
43M

	#	K7F		300A
	#	K8F		300A
	#	K8G		400A
439

		U1J		202A
59N
91D

K1H, K1J

		W1C		301A
		W1E		301A
99F

F2B,X2B,W2B

		X2Z/X2Y		302A

Confidential	Attachment II

LINCOLN				[*REDACTED*]
	J6J, J8J	65T	102A
[*REDACTED*]
	J5F		100A

	J2J, J2H		All
J3J, J3H
43M

Confidential	Attachment III

Ford Motor Company / Avis Budget Car Rental 2016 Program Year / 2017 MY Vehicles a/ Risk Program
	Planned					Incentive Components
	Total		Series	Option	Rapid	Total	Off	FIMPS
17 Model Year Vehicles & Minimum Specs	Volume	Mix	Code	Code	Series	Incentive	Invoice	Payment

FORD CAR & TRUCK						[*REDACTED*]
[*REDACTED*]

a/ Preliminary mix subject to change based on pending information

Confidential	Attachment IV

Ford Motor Company / Avis Budget Car Rental

2016 Program Year
GAV PROGRAM DETAIL

DAYS-IN-SERVICE PROGRAM DETAILS
[*REDACTED*]

In-Service & Ordering Requirements
²	Months-In-Service

²	Days in Service

²	GAV Order Code

²	Tier Distribution (max % per Tier per VL)	a/

Base Vehicles
Seasonal / Lincoln Vehicles
Specialty Vehicles

Volume, Depreciation and Vehicle Lines
²	Base Depreciation Rates		See Program Summary / Dep Rates

²	Depreciation Return Surcharge	b/	Mustang Only	Mustang Only	Mustang Only	N/A

²	4th Quarter Production (Cum-Dec)	c/	[*REDACTED*]

Return Restrictions
²	No Acceptance Dates		Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving Thursday & Friday, and 12-24-15 thru 1-04-16

²	Max OSD 180 Day Extension		N/A	N/A	$15/day plus deprec.	$15/day plus deprec.

Mileage
²	Transit Wagon / Flex		[*REDACTED*]

²	[*REDACTED*]	d/

Confidential	Attachment IV

[*REDACTED*]
	²	All Other Vehicles

	²	Excess Mileage Penalty

[*REDACTED*]
	²	[*REDACTED*]	Eligible (not to exceed 10% by vehicle line)

	²	[*REDACTED*]	[*REDACTED*]

	²	[*REDACTED*]	Maximum-Out-of-Service-Date (MOSD) + 180 days

Turn In Standards
	²	Shipping Costs	N/A	N/A	N/A	$250

	²	Hawaii	N/A	N/A	N/A	10 days

	²	Deductible	$500

	²	Express Sign-Off	$100

	²	All other Standards and Procedures	As published in the 2016 Program Year Daily Rental Repurchase Program Announcement

a/
Seasonal / Lincoln Vehicles: [*REDACTED*] is exceeded vehicle will be paid [*REDACTED*]. For example once [*REDACTED*] of Base vehicles have been returned the next vehicle turned in (regardless of age) will be charged a minimum of [*REDACTED*] months depreciation.

b/	Mustang return surcharge applies as outlined in 2016 Model Daily Rental Repurchase Program (page 3)

c/	4th quarter production must be prioritized for production no later than December 11, 2015

d/	[*REDACTED*]

Confidential	Attachment V

Ford Motor Company / Avis Budget Car Rental

2016 Program Year

GAV DEPRECIATION RATES

2016 GAV RATES [*REDACTED*] a/ b/

Mthly Depreciation Rates b/

Months In Service MIS	[*REDACTED*]
Days In Service DIS
Base Vehicles

[*REDACTED*] by vehicle line DNE
Fiesta
Focus
Fusion 16MY & 17 MY
Mustang Coupe
Escape 16 MY & 17MY
Taurus

Seasonal & Lincoln Vehicles
[*REDACTED*] by vehicle line DNE
Mustang Convertible
Edge
Flex 15 MY & 16 MY
Explorer
Expedition
MKZ 16MY & 17MY

Confidential	Attachment V

MKS	[*REDACTED*]
MKX
Navigator

Specialty Vehicles
[*REDACTED*] by vehicle line DNE
F150 Super Crew
Transit Wagon
MKT 15 MY & 16 MY
C-Max Hybrid

a/ 2016 MY vehicles unless noted to include 15MY or 17MY

b/ GAV vehicles are price protected to the level in effect at the date of order receipt

Confidential	Attachment VI

Ford Motor Company / Avis Budget Car Rental

2016 Program Year

[*REDACTED*]

	Eligible Vehicles c/	[*REDACTED*]
		Spec A	Model	Spec B	Model

	Fiesta	[*REDACTED*]
Focus
C-Max Hybrid
Fusion 16 MY (17 MY TBD)
Mustang Coupe
Mustang Convertible
Taurus
Edge
Flex 2015 MY
Flex
Escape 16 MY & 17 MY
Explorer
Expedition & Expedition EL
F-Series
Transit -- Wagon

LINCOLNS
MKZ 16 MY (17 MY TBD)
MKS
MKX
MKT & MKT Town Car
Navigator & Navigator L

a/	Vehicle must be an eligible GAV vehicle for [*REDACTED*]. If payment is made the vehicle is ineligible for future GAV return.

b/	MOSD for claiming [*REDACTED*]. MOSD + 180 Days
[*REDACTED*] of any one vehicle line repurchase volume

c/	[*REDACTED*] apply to 2016 MY in the 16 PY; unless noted

Confidential	Attachment VII

		A	B
Early Orders #'s Prior
		Start	7/1/2015
FULL PROGRAM YEAR		Date	Risk	Program	Total	Base
		[*REDACTED*]	[*REDACTED*]			[*REDACTED*]
FIESTA
FOCUS
C-MAX
FUSION	a/
FUSION 17 MY
MUSTANG COUPE
MUSTANG CONV
TAURUS
Edge
Flex 2015 MY
Flex 2016 MY
Escape 2016 MY
Escape 2017 MY
Explorer	a/
Expedition
Fseries (F150-F250)
Transit
MKZ
MKS
MKX
MKT 2015 MY
MKT
Navigator

Grand Total
NOTES:
A/ Start Date for 2016MY Vehicles that are in both the 15PY and 16PY due to "early job one date";
B/ Volume add to the Ford Weekly reports to equal full Program Year orders (ordered prior to 7/1/15)

a/ Risk Explorer, Fusion Require "True Up" payment outlined on Attachment VIII

Confidential	Attachment VII

	Adjustments								C	TOTAL
	1	2	3	4	5	6	7	TOTAL	Program	Combined
FULL PROGRAM YEAR								VOLUME	End Date	VOLUME
								[*REDACTED*]	[*REDACTED*]	[*REDACTED*]
FIESTA FOCUS C-MAX FUSION FUSION 17 MY MUSTANG COUPE MUSTANG CONV TAURUS Edge Flex 2015 MY Flex 2016 MY Escape 2016 MY Escape 2017 MY Explorer Expedition Fseries (F150-F250) Transit MKZ MKS MKX MKT 2015 MY MKT Navigator

Grand Total

Confidential	Attachment VIII

Ford Motor Company / Avis Budget Car Rental

2016 PROGRAM YEAR
PROGRAM RECONCILIATION a/

Vehicle Line/ Series c/	Start Date	Vehicle Counts	Incentive Impact y-o-y
b/
		Risk	2015 PY	2016 PY	16 h/(L) 15
Fusion	[*REDACTED*]	[*REDACTED*]	[*REDACTED*]
P0H 200A
P0K 200A

Explorer
K7F Lmtd FWD
K8F Lmtd AWD

Grand Total

a/ 2016 PY Fusion and Explorer ordered prior to July 1, 2015 was paid within the 15PY with an incentive that requires reconciliation as shown above.

b/ Reconciliation payment will be paid through [*REDACTED*]

c/ Any other 2016 MY vehicle ordered prior to 7/1/2015, other than the vehicle lines noted above, will be paid under the 2015 Program as a [*REDACTED*] with the appropriate incentive and requires no reconciliation.

Confidential	Attachment IX

	July Delivery				August Delivery					Sept Delivery
	Cum June production		July Production					August Production				Sept Production
Veh Line	F3	F4	J1	J2	G3	G4	G5	H1	H2	H3	H4	J1	J2
	15-Jun	22-Jun	31-Aug	7-Sep	13-Jul	20-Jul	27-Jul	3-Aug	10-Aug	17-Aug	24-Aug	31-Aug	7-Sep
[*REDACTED*]
Fiesta
Focus
C-Max
Fusion
FRAP
HERMO
MSTG Coupe
MSTG Conv
Taurus
Edge
15 MY Flex
Flex
Escape
Explorer
Expedition
F-Series
Transit 12 Pass
MKZ
MKS
MKX
MKC
15 MY MKT/TC
MKT/TC
Navigator

Total
Monthly Production

Confidential	Attachment IX

	October Delivery					November Delivery				December Delivery				Total	Total
	Sept Production			October Production				November Production				December Production		Program	Cum
	J3	J4	J5	K1	K2	K3	K4	L1	L2	L3	L4	M1	M2	Volume	Dec
Veh Line	14-Sep	21-Sep	28-Sep	5-Oct	12-Oct	19-Oct	26-Oct	2-Nov	9-Nov	16-Nov	23-Nov	30-Nov	7-Dec
Fiesta Focus C-Max Fusion FRAP HERMO MSTG Coupe MSTG Conv Taurus Edge 15 MY Flex Flex Escape Explorer Expedition F-Series Transit 12 Pass MKZ MKS MKX MKC 15 MY MKT/TC MKT/TC Navigator	[*REDACTED*]
Total
Monthly Production
[*REDACTED*]	[*REDACTED*] a/ Production Forecast subject to frequent changes